UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT                   DECEMBER 31, 2012

VP Inflation Protection Fund

Table of Contents

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28
Management	29
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended December 31, 2012, with risk taking generally prevailing. Persistent concerns about weak global economies, combined with Europe’s ongoing financial crisis and mounting U.S. political uncertainty (stemming first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while central bank-inspired optimism led to risk taking.

The period began on a fairly upbeat note, but market sentiment shifted midway through the year, as slowing economic growth, still-high unemployment, and ongoing problems in Europe triggered a round of investor risk aversion. In response, the Federal Reserve (the Fed) announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until the economy and unemployment rate improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks and financially strapped member nations.

Investors Favored Risk, Inflation Protection

Overall, widespread central bank intervention generated optimism among investors, which ultimately sparked investments in riskier asset classes. Investment-grade and high-yield corporate bonds and commercial mortgage-backed securities were among the taxable U.S. fixed-income market’s top performers for the year. At the same time, central bank easing also triggered long-term inflation concerns, which led to relative outperformance for Treasury inflation-protected securities (TIPS). Investors feared the unprecedented action from the Fed eventually would lead to higher U.S. inflation than currently accounted for in the market.

Returns on nominal Treasury securities remained positive for the period, as yields generally declined. But results were much more subdued than in recent “flight-to-quality” years. This primarily was in response to the inflationary implications of QE3. In addition, the low relative yields available on Treasuries, due in large part to the Fed’s monetary policy and easing, drove investors into higher-yielding sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended December 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	15.81%	10-Year Note	4.13%
Corporate (investment-grade)	9.82%	3-Month Bill	0.12%
Treasury Inflation Protected Securities (TIPS)	6.98%
Aggregate (multi-sector)	4.21%
MBS (mortgage-backed securities)	2.59%
Treasury	1.99%

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AIPTX	7.39%	6.46%	5.61%	5.61%	12/31/02
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	6.98%	7.04%	6.65%	6.65%	—
Class I	APTIX	7.55%	6.73%	—	6.26%	5/7/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I	Class II
0.48%	0.73%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, Hando Aguilar, and Jeff Houston

Performance Summary

VP Inflation Protection returned 7.39%* for the 12 months ended December 31, 2012. The portfolio’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 6.98% for the same time period. Fund returns reflect operating expenses, while benchmark returns do not.

The portfolio’s absolute performance benefited from the generally favorable climate for TIPS. The portfolio’s outperformance relative to the benchmark was due to strong performance from some of the portfolio’s non-benchmark securities (held in the portfolio, but not present in the benchmark).

Market Backdrop

Ongoing Federal Reserve (Fed) bond buying helped keep yields on nominal Treasuries and other high-quality government-related securities relatively low during the year. This yield environment—along with the confidence inspired by the Fed’s unprecedented support of the U.S. economy—encouraged investment in riskier asset classes for much of the year. Meanwhile, the massive increase in the Fed’s balance sheet, along with the Fed’s commitment to maintain an ultra-low interest rate policy as long as unemployment exceeds 6.5% and the inflation outlook remains below 2.5%, led to concerns about higher inflation down the road. This backdrop helped drive solid performance for TIPS.

Inflation Backdrop

Current inflation, as measured by the Consumer Price Index (CPI), eased during the one-year period as energy prices were relatively well behaved. Specifically, headline inflation, as measured by the 12-month change in CPI, was 1.7% at the end of December 2012, compared with 3.0% as of December 31, 2011.

Commodity prices were generally flat to lower during the 12-month period, which helped keep CPI relatively contained. For example, oil prices, which typically have a significant impact on the headline inflation rate’s energy component, were mixed. Brent crude rose from $107 a barrel at the end of 2011 to $111 a barrel at the end of 2012. On the other hand, West Texas Intermediate (WTI) crude futures tumbled from $99 a barrel at the end of 2011 to $92 at the end of 2012.

Meanwhile, Treasury breakeven rates, which measure the market’s long-term inflation expectations, moved higher during the year. The 10-year Treasury breakeven rate, which measures the yield difference between 10-year TIPS and nominal 10-year Treasuries, began the period at 1.95 percentage points and jumped to 2.45 percentage points at the end of December 2012. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

*All fund returns referenced in this commentary are for Class II shares.

Portfolio Positioning

IRS portfolio diversification regulations for insurance products limit the portfolio’s TIPS exposure to a maximum of 55%. As of December 31, 2012, the portfolio’s TIPS exposure was 52%. The remainder of the portfolio included non-dollar inflation-linked bonds and investment-grade corporate, mortgage and agency securities. Although all of these sectors generated positive results for the 12-month period, the corporate and higher-yielding mortgage securities held in the portfolio outperformed TIPS and helped account for the portfolio’s better results relative to the all-TIPS benchmark.

In an effort to maintain maximum portfolio inflation protection and provide TIPS-like performance without investing further in TIPS, we used inflation “swaps” to create an inflation-linked “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to counterparty credit risk. The portfolio’s swaps outperformed and drove the portfolio’s better relative results for the year, primarily because we used corporate and higher-yielding mortgage securities as the counterparts to the swap agreements, and these securities generally outperformed TIPS.

Outlook

We expect inflation to remain relatively contained in the near term. Longer term, though, record federal debt and the Fed’s aggressive monetary policy eventually may result in higher inflation than what is currently priced into the Treasury market. We believe this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power with TIPS.

Fund Characteristics

DECEMBER 31, 2012
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	52.2%
Sovereign Governments and Agencies	16.3%
Corporate Bonds	12.1%
U.S. Government Agency Mortgage-Backed Securities	10.1%
Commercial Mortgage-Backed Securities	2.6%
U.S. Government Agency Securities	2.3%
Collateralized Mortgage Obligations	1.3%
Municipal Securities	0.1%
Temporary Cash Investments	3.3%
Other Assets and Liabilities	(0.3)%

Portfolio at a Glance
Average Duration (effective)	6.8 years
Weighted Average Life	9.8 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 - 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,032.90	$2.45	0.48%
Class II	$1,000	$1,031.60	$3.73	0.73%
Hypothetical
Class I	$1,000	$1,022.72	$2.44	0.48%
Class II	$1,000	$1,021.47	$3.71	0.73%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2012

		Principal Amount	Value
U.S. Treasury Securities — 52.2%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		$29,692,916	$40,092,385
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)		26,218,800	34,393,743
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		27,983,384	38,597,398
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28		20,346,536	26,351,938
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28		29,886,164	47,434,961
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		16,416,985	23,409,603
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29		29,706,271	49,254,394
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32		2,299,795	3,792,686
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		25,242,715	37,006,225
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		31,155,540	46,007,978
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		20,471,000	22,452,531
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14		22,210,792	23,446,267
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15		10,870,969	11,552,948
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15		31,269,839	32,642,772
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15		6,301,965	6,873,081
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16		5,826,400	6,462,754
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16		18,860,400	19,865,301
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16		18,781,772	21,590,229
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17		1,032,174	1,199,902
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17		509,140	545,376
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18		5,464,751	6,340,389
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18		5,362,700	6,244,612
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19		5,116,843	6,215,766
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19		758,233	923,149
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20		10,267,488	12,174,992
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20		42,738,553	50,711,986
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21		40,495,939	47,576,410
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21		44,043,216	50,064,761
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22		28,918,638	31,410,615
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22		18,606,005	20,188,967
TOTAL U.S. TREASURY SECURITIES (Cost $607,603,119)			724,824,119
Sovereign Governments and Agencies — 16.3%
AUSTRALIA — 0.4%
Government of Australia, Inflation Linked, 4.00%, 8/20/20	AUD	2,430,000	4,868,832
CANADA — 1.0%
Government of Canada, Inflation Linked, 4.25%, 12/1/21	CAD	5,521,990	7,823,884
Government of Canada, Inflation Linked, 4.25%, 12/1/26	CAD	3,616,756	5,825,497
			13,649,381

Principal Amount	Value
FRANCE — 4.8%
Government of France, Inflation Linked, 1.30%, 7/25/19	EUR	6,744,476	$10,051,094
Government of France, Inflation Linked, 2.25%, 7/25/20	EUR	17,442,710	27,464,986
Government of France, Inflation Linked, 1.10%, 7/25/22	EUR	16,414,334	23,873,673
Government of France, Inflation Linked, 1.85%, 7/25/27	EUR	3,707,620	5,872,357
			67,262,110
GERMANY — 1.9%
German Federal Republic, Inflation Linked, 0.75%, 4/15/18	EUR	4,386,286	6,326,212
German Federal Republic, Inflation Linked, 1.75%, 4/15/20	EUR	9,357,872	14,644,313
German Federal Republic, Inflation Linked, 0.10%, 4/15/23	EUR	4,083,719	5,678,943
			26,649,468
JAPAN — 0.2%
Government of Japan, CPI Linked Bond, 1.10%, 12/10/16	JPY	224,418,000	2,791,681
MULTI-NATIONAL — 1.0%
International Bank for Reconstruction & Development, 7.625%, 1/19/23		$9,500,000	14,313,650
UNITED KINGDOM — 7.0%
Government of United Kingdom, Inflation Linked, 2.50%, 4/16/20	GBP	3,785,000	22,916,161
Government of United Kingdom, Inflation Linked, 1.875%, 11/22/22	GBP	10,807,691	22,606,906
Government of United Kingdom, Inflation Linked, 2.50%, 7/17/24	GBP	9,295,000	51,293,250
			96,816,317
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $216,123,914)			226,351,439

	Principal Amount	Value
Corporate Bonds — 12.1%
AEROSPACE AND DEFENSE — 0.6%
L-3 Communications Corp., 5.20%, 10/15/19	$500,000	$570,497
Lockheed Martin Corp., 2.125%, 9/15/16	900,000	933,052
Lockheed Martin Corp., 4.25%, 11/15/19	2,000,000	2,256,634
Raytheon Co., 3.125%, 10/15/20	1,130,000	1,203,122
United Technologies Corp., 4.875%, 5/1/15	2,700,000	2,966,463
United Technologies Corp., 4.50%, 6/1/42	430,000	478,285
		8,408,053
AUTOMOBILES — 0.2%
Toyota Motor Credit Corp., MTN, 3.30%, 1/12/22	2,700,000	2,915,473
BEVERAGES — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	1,430,000	1,910,992
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	1,200,000	1,461,407
Brown-Forman Corp., 3.75%, 1/15/43	300,000	301,696
Coca-Cola Co. (The), 3.625%, 3/15/14	1,220,000	1,266,209
Coca-Cola Refreshments USA, Inc., 4.25%, 3/1/15	1,150,000	1,236,140
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	1,140,000	1,201,784
SABMiller Holdings, Inc., 2.45%, 1/15/17(2)	1,570,000	1,637,631
SABMiller Holdings, Inc., 3.75%, 1/15/22(2)	230,000	248,571
		9,264,430
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 5.85%, 6/1/17	1,020,000	1,208,735
Gilead Sciences, Inc., 4.40%, 12/1/21	1,340,000	1,528,778
		2,737,513
CAPITAL MARKETS — 0.1%
Bank of New York Mellon Corp. (The), 2.50%, 1/15/16	2,000,000	2,096,828
CHEMICALS — 0.1%
Dow Chemical Co. (The), 2.50%, 2/15/16	1,180,000	1,227,371

Principal Amount	Value
COMMERCIAL BANKS — 0.2%
Capital One Financial Corp., 3.15%, 7/15/16	$900,000	$956,063
Northern Trust Co. (The), 6.50%, 8/15/18	750,000	929,385
PNC Funding Corp., 3.625%, 2/8/15	370,000	391,860
		2,277,308
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18	750,000	825,224
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	835,000	1,087,682
CONSUMER FINANCE — 0.2%
Caterpillar Financial Services Corp., MTN, 1.125%, 12/15/14	1,300,000	1,314,579
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	420,000	420,018
John Deere Capital Corp., MTN, 3.15%, 10/15/21	750,000	791,549
PNC Bank N.A., 6.00%, 12/7/17	800,000	963,661
		3,489,807
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 2.95%, 11/1/22	450,000	455,172
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp., 5.75%, 12/1/17	2,010,000	2,344,578
Citigroup, Inc., 6.01%, 1/15/15	1,480,000	1,617,908
Citigroup, Inc., 4.59%, 12/15/15	2,000,000	2,184,836
General Electric Capital Corp., 3.75%, 11/14/14	1,790,000	1,888,334
General Electric Capital Corp., 4.375%, 9/16/20	370,000	413,237
General Electric Capital Corp., MTN, 6.00%, 8/7/19	1,430,000	1,740,755
Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	1,200,000	1,410,817
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	1,000,000	1,183,154
JPMorgan Chase & Co., 4.50%, 1/24/22	2,000,000	2,264,352
		15,047,971
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
AT&T, Inc., 5.10%, 9/15/14	770,000	827,474
AT&T, Inc., 2.625%, 12/1/22	750,000	751,951
AT&T, Inc., 6.55%, 2/15/39	1,220,000	1,604,582
British Telecommunications plc, 5.95%, 1/15/18	1,000,000	1,195,948
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	1,470,000	1,826,831
Verizon Communications, Inc., 6.10%, 4/15/18	1,280,000	1,575,113
		7,781,899
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 4.70%, 3/15/21	750,000	844,658
FOOD AND STAPLES RETAILING — 0.6%
CVS Caremark Corp., 2.75%, 12/1/22	2,000,000	2,009,306
Safeway, Inc., 4.75%, 12/1/21	1,050,000	1,082,672
Wal-Mart Stores, Inc., 2.875%, 4/1/15	680,000	714,762
Wal-Mart Stores, Inc., 3.625%, 7/8/20	1,000,000	1,112,476
Wal-Mart Stores, Inc., 3.25%, 10/25/20	1,720,000	1,874,081
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,300,000	1,704,075
		8,497,372
FOOD PRODUCTS — 0.5%
General Mills, Inc., 3.15%, 12/15/21	1,915,000	2,003,404
HJ Heinz Co., 2.00%, 9/12/16	830,000	856,977
Kraft Foods Group, Inc., 5.375%, 2/10/20(2)	1,256,000	1,509,094
Kraft Foods, Inc., 5.375%, 2/10/20	1,144,000	1,382,025
Mondelez International, Inc., 6.125%, 2/1/18	900,000	1,095,927
		6,847,427
GAS UTILITIES — 0.4%
Enterprise Products Operating LLC, 3.70%, 6/1/15	750,000	797,396
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	1,310,000	1,527,971
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	1,140,000	1,207,890
Williams Partners LP, 3.80%, 2/15/15	1,300,000	1,375,222
Williams Partners LP, 4.125%, 11/15/20	850,000	923,682
		5,832,161

Principal Amount	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.2%
Medtronic, Inc., 3.00%, 3/15/15	$2,030,000	$2,134,070
St. Jude Medical, Inc., 2.50%, 1/15/16	500,000	518,560
Stryker Corp., 3.00%, 1/15/15	550,000	575,164
		3,227,794
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
Aetna, Inc., 2.75%, 11/15/22	650,000	645,257
Express Scripts, Inc., 6.25%, 6/15/14	870,000	937,213
Express Scripts, Inc., 3.125%, 5/15/16	850,000	896,636
Express Scripts, Inc., 7.25%, 6/15/19	1,000,000	1,282,342
		3,761,448
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17	1,100,000	1,298,038
INSURANCE — 0.3%
Boeing Capital Corp., 2.125%, 8/15/16	1,190,000	1,239,202
Hartford Financial Services Group, Inc., 6.30%, 3/15/18	670,000	798,838
MetLife, Inc., 6.75%, 6/1/16	1,055,000	1,250,147
Prudential Financial, Inc., MTN, 2.75%, 1/14/13	500,000	500,475
Prudential Financial, Inc., VRN, 3.99%, 1/2/13	303,000	313,757
		4,102,419
IT SERVICES — 0.2%
International Business Machines Corp., 2.00%, 1/5/16	2,000,000	2,067,566
International Business Machines Corp., 1.95%, 7/22/16	1,310,000	1,362,241
		3,429,807
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	2,000,000	2,125,038
MACHINERY — 0.1%
Deere & Co., 2.60%, 6/8/22	420,000	425,673
Deere & Co., 5.375%, 10/16/29	750,000	960,772
		1,386,445
MEDIA — 1.1%
CC Holdings GS V LLC, 3.85%, 4/15/23(2)	280,000	285,112
Comcast Corp., 5.90%, 3/15/16	1,150,000	1,321,940
Comcast Corp., 6.50%, 11/15/35	890,000	1,142,815
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	620,000	662,266
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15	1,150,000	1,210,315
NBCUniversal Media LLC, 5.15%, 4/30/20	2,050,000	2,431,848
NBCUniversal Media LLC, 4.375%, 4/1/21	1,170,000	1,315,322
News America, Inc., 6.90%, 8/15/39	1,130,000	1,480,706
Time Warner Cable, Inc., 8.25%, 2/14/14	670,000	725,974
Time Warner Cable, Inc., 6.75%, 7/1/18	1,700,000	2,125,321
Time Warner, Inc., 4.875%, 3/15/20	1,150,000	1,344,175
Viacom, Inc., 4.50%, 3/1/21	1,350,000	1,520,030
		15,565,824
METALS AND MINING — 0.3%
Barrick North America Finance LLC, 4.40%, 5/30/21	920,000	1,009,692
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	1,500,000	1,615,755
Newmont Mining Corp., 6.25%, 10/1/39	1,060,000	1,277,687
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	750,000	802,633
		4,705,767
MULTI-UTILITIES — 0.6%
Dominion Resources, Inc., 6.40%, 6/15/18	1,770,000	2,201,353
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,318,445
Duke Energy Ohio, Inc., 2.10%, 6/15/13	730,000	735,431
Pacific Gas & Electric Co., 6.25%, 12/1/13	1,000,000	1,050,829
Pacific Gas & Electric Co., 5.80%, 3/1/37	562,000	695,861
Sempra Energy, 2.00%, 3/15/14	1,000,000	1,015,431
Sempra Energy, 6.50%, 6/1/16	570,000	668,596
		7,685,946

Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 1.4%
Apache Corp., 4.75%, 4/15/43	$1,280,000	$1,394,794
BP Capital Markets plc, 2.50%, 11/6/22	420,000	416,547
Cenovus Energy, Inc., 4.50%, 9/15/14	1,300,000	1,379,765
ConocoPhillips, 4.75%, 2/1/14	816,000	853,173
ConocoPhillips Co., 2.40%, 12/15/22	1,420,000	1,416,860
EOG Resources, Inc., 2.50%, 2/1/16	2,700,000	2,825,040
Nexen, Inc., 6.20%, 7/30/19	735,000	903,179
Noble Energy, Inc., 4.15%, 12/15/21	1,400,000	1,546,769
Occidental Petroleum Corp., 2.50%, 2/1/16	2,000,000	2,101,968
Occidental Petroleum Corp., 1.75%, 2/15/17	600,000	615,677
Shell International Finance BV, 2.375%, 8/21/22	4,020,000	4,042,621
Statoil ASA, 2.45%, 1/17/23	750,000	748,972
Talisman Energy, Inc., 7.75%, 6/1/19	600,000	773,782
Talisman Energy, Inc., 3.75%, 2/1/21	600,000	644,311
		19,663,458
PHARMACEUTICALS — 0.4%
AbbVie, Inc., 2.90%, 11/6/22(2)	925,000	942,886
Roche Holdings, Inc., 6.00%, 3/1/19(2)	2,040,000	2,540,861
Sanofi, 1.20%, 9/30/14	1,350,000	1,366,510
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	500,000	504,831
		5,355,088
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
HCP, Inc., 5.375%, 2/1/21	500,000	569,795
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	750,000	751,106
		1,320,901
ROAD AND RAIL — 0.1%
CSX Corp., 4.25%, 6/1/21	1,280,000	1,440,159
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Intel Corp., 2.70%, 12/15/22	1,390,000	1,389,381
SOFTWARE — 0.5%
Adobe Systems, Inc., 3.25%, 2/1/15	1,500,000	1,571,472
Intuit, Inc., 5.75%, 3/15/17	710,000	819,542
Microsoft Corp., 2.125%, 11/15/22	1,260,000	1,248,874
Oracle Corp., 5.75%, 4/15/18	1,600,000	1,948,754
Oracle Corp., 2.50%, 10/15/22	1,600,000	1,615,949
		7,204,591
SPECIALTY RETAIL — 0.1%
Lowe’s Cos., Inc., 2.125%, 4/15/16	1,070,000	1,110,577
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	2,347,000	2,464,399
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	720,000	991,328
		3,455,727
TOTAL CORPORATE BONDS (Cost $156,309,203)		167,864,757
U.S. Government Agency Mortgage-Backed Securities(3) — 10.1%
FHLMC, 4.50%, 4/1/41	39,802,085	43,594,404
FNMA, 4.50%, 5/1/39	13,091,743	14,359,444
FNMA, 4.00%, 5/1/41	24,032,299	25,795,578
FNMA, 4.00%, 9/1/41	37,296,582	41,000,458
FNMA, 4.00%, 11/1/41	3,974,540	4,334,469
FNMA, 4.00%, 11/1/41	3,148,833	3,433,987
FNMA, 4.00%, 2/1/42	3,863,753	4,213,650
FNMA, 4.00%, 5/1/42	4,042,569	4,408,659
GNMA, 6.00%, 6/20/17	2,591	2,622
GNMA, 6.00%, 7/20/17	40,525	42,669
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $136,449,734)		141,185,940
Commercial Mortgage-Backed Securities(3) — 2.6%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	3,495,000	3,611,964
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/1/13	2,100,000	2,331,967
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/1/13	1,600,000	1,764,463
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(2)	2,475,000	2,556,961

Principal Amount	Value
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.39%, 1/15/13(2)	$439,299	$417,657
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 1/1/13	398,464	398,095
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	546,571	547,983
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 1/1/13	1,500,000	1,607,324
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 1/1/13	5,575,000	5,896,608
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	1,200,000	1,295,356
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	6,225,000	6,724,621
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	2,350,000	2,551,731
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.53%, 1/11/13	1,900,000	2,020,688
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/11/13	2,000,000	2,179,752
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 1/11/13	1,775,000	1,956,116
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $35,084,283)		35,861,286
U.S. Government Agency Securities — 2.3%
FHLMC, 2.375%, 1/13/22	21,700,000	22,689,737
FNMA, 6.625%, 11/15/30	6,000,000	9,147,894
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $29,953,280)		31,837,631
Collateralized Mortgage Obligations(3) — 1.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	1,153,670	1,194,140
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	1,377,095	1,424,465
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	722,634	740,991
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	1,694,959	1,760,218
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	679,021	705,096
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	946,204	980,760
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,385,750	1,465,112
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.00%, 1/1/13	1,663,377	1,767,896
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 1/1/13	722,047	735,245
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/13	1,405,804	1,445,802
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,823,588	1,934,724
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	1,187,687	1,224,811
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	1,980,362	2,082,144
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	843,376	873,116
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $18,285,169)		18,334,520

Principal Amount	Value
Municipal Securities — 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	$175,000	$241,570
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	155,000	194,376
Texas GO, (Building Bonds), 5.52%, 4/1/39	345,000	450,377
TOTAL MUNICIPAL SECURITIES (Cost $674,767)		886,323

	Principal Amount	Value
Temporary Cash Investments — 3.3%
BNP Paribas Finance, Inc., 0.06%, 1/2/13(4)	$26,231,000	$26,230,767
BNP Paribas Finance, Inc., 0.14%, 1/3/13(4)	20,000,000	19,999,734
TOTAL TEMPORARY CASH INVESTMENTS (Cost $46,230,801)		46,230,501
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,246,714,270)		1,393,376,516
OTHER ASSETS AND LIABILITIES — (0.3)%		(4,533,224)
TOTAL NET ASSETS — 100.0%		$1,388,843,292

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,265,910	CAD for AUD	Deutsche Bank	1/25/13	$2,276,946	$15,559
9,032,956	SEK for NOK	Deutsche Bank	1/25/13	1,388,296	57,611
24,593,020	AUD for USD	HSBC Holdings plc	1/25/13	25,496,989	(209,603)
14,832,059	CAD for USD	HSBC Holdings plc	1/25/13	14,904,300	(50,463)
2,900	CHF for USD	HSBC Holdings plc	1/25/13	3,172	89
682,000	CHF for USD	UBS AG	1/25/13	745,961	8,640
116,107,400	JPY for USD	Deutsche Bank	1/25/13	1,340,389	(78,912)
2,006,334,654	JPY for USD	HSBC Holdings plc	1/25/13	23,161,915	(1,224,985)
4,708,206,496	KRW for USD	HSBC Holdings plc	1/25/13	4,406,531	165,286
36,697,300	NOK for USD	Deutsche Bank	1/25/13	6,597,642	151,150
387,900	NOK for USD	UBS AG	1/25/13	69,739	2,420
837,600	NZD for USD	Westpac Group	1/25/13	691,250	10,290
8,300	NZD for USD	Westpac Group	1/25/13	6,850	155
				$81,089,980	$(1,152,763)

(Value on Settlement Date $82,242,743)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,185,800	AUD for CAD	Deutsche Bank	1/25/13	$2,266,144	$(4,757)
7,671,300	NOK for SEK	Deutsche Bank	1/25/13	1,379,188	(48,503)
73,100	AUD for USD	Westpac Group	1/25/13	75,787	(742)
27,170,703	AUD for USD	Westpac Group	1/25/13	28,169,420	(346,349)
24,683,425	CAD for USD	Barclays Bank plc	1/25/13	24,803,647	(9,392)
268,100	CAD for USD	Westpac Group	1/25/13	269,406	(2,393)
52,542,707	EUR for USD	Deutsche Bank	1/25/13	69,366,791	(683,490)
89,100	EUR for USD	HSBC Holdings plc	1/25/13	117,630	(3,592)
20,383,624	EUR for USD	HSBC Holdings plc	1/25/13	26,910,426	(462,877)
36,547,217	GBP for USD	Barclays Bank plc	1/25/13	59,365,606	(866,303)
181,600	GBP for USD	HSBC Holdings plc	1/25/13	294,983	(6,898)
23,795,503	GBP for USD	HSBC Holdings plc	1/25/13	38,652,312	(423,409)
28,716,500	JPY for USD	HSBC Holdings plc	1/25/13	331,515	22,787

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,851,917,426	JPY for USD	UBS AG	1/25/13	$32,923,655	$2,837,513
2,179,393,695	KRW for USD	HSBC Holdings plc	1/25/13	2,039,750	(37,643)
2,523,340,600	KRW for USD	HSBC Holdings plc	1/25/13	2,361,659	(68,860)
17,250,183	SEK for USD	Deutsche Bank	1/25/13	2,651,221	(43,208)
586,900	SEK for USD	UBS AG	1/25/13	90,202	(3,452)
				$292,069,342	$(151,568)

(Value on Settlement Date $291,917,774)

Total Return Swap Agreements

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$33,275,000	U.S. CPI Urban Consumers NSA Index	Receive	3.07%	7/24/13	$(2,787,666)
Bank of America N.A.	14,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.57%	9/8/14	126,772
Bank of America N.A.	6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	(80,692)
Bank of America N.A.	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	28,969
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(19,102)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(744,820)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(39,302)
Barclays Bank plc	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.63%	12/8/13	69,323
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.77%	6/28/14	(1,199,150)
Barclays Bank plc	13,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	19,278
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	75,024
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(1,127,253)
Barclays Bank plc	38,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	262,712
Barclays Bank plc	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.77%	4/25/18	(2,831,435)
Barclays Bank plc	30,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(1,558,814)
						$(9,806,156)

Notes to Schedule of Investments

AUD = Australian Dollar
BB-UBS = Barclays Bank PLC - UBS Real Estate Securities, Inc.
CAD = Canadian Dollar
CHF = Swiss Franc
CPI = Consumer Price Index
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
KRW = South Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
NZD = New Zealand Dollar
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on swap agreements. At the period end, the aggregate value of securities pledged was $8,611,947.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $12,690,504, which represented 0.9% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.
(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $1,246,714,270)	$1,393,376,516
Cash	767
Receivable for capital shares sold	561,795
Unrealized gain on forward foreign currency exchange contracts	3,271,500
Swap agreements, at value	582,078
Interest receivable	7,856,535
1,405,649,191

Liabilities
Payable for capital shares redeemed	1,010,606
Unrealized loss on forward foreign currency exchange contracts	4,575,831
Swap agreements, at value	10,388,234
Accrued management fees	551,269
Distribution fees payable	279,959
16,805,899

Net Assets	$1,388,843,292

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,203,884,563
Undistributed net investment income	4,029,515
Undistributed net realized gain	45,353,577
Net unrealized appreciation	135,575,637
$1,388,843,292

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$75,279,124	6,247,577	$12.05
Class II, $0.01 Par Value	$1,313,564,168	109,225,862	$12.03

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Interest	$41,702,816

Expenses:
Management fees	6,636,587
Distribution fees — Class II	3,271,042
Directors’ fees and expenses	133,280
Other expenses	1,235
10,042,144

Net investment income (loss)	31,660,672

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	55,822,680
Futures contract transactions	(642,191)
Swap agreement transactions	(794,334)
Foreign currency transactions	8,481,923
62,868,078

Change in net unrealized appreciation (depreciation) on:
Investments	10,427,706
Futures contracts	(192,818)
Swap agreements	7,956,622
Translation of assets and liabilities in foreign currencies	(10,701,815)
7,489,695

Net realized and unrealized gain (loss)	70,357,773

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,018,445

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$31,660,672	$45,949,253
Net realized gain (loss)	62,868,078	30,475,231
Change in net unrealized appreciation (depreciation)	7,489,695	75,101,716
Net increase (decrease) in net assets resulting from operations	102,018,445	151,526,200

Distributions to Shareholders
From net investment income:
Class I	(2,239,318)	(5,504,590)
Class II	(31,708,761)	(49,498,850)
From net realized gains:
Class I	(3,622,132)	(1,376,181)
Class II	(29,775,615)	(14,650,497)
Decrease in net assets from distributions	(67,345,826)	(71,030,118)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(61,601,071)	49,818,712

Net increase (decrease) in net assets	(26,928,452)	130,314,794

Net Assets
Beginning of period	1,415,771,744	1,285,456,950
End of period	$1,388,843,292	$1,415,771,744

Undistributed net investment income	$4,029,515	$751,507

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund pursues its investment objective by investing substantially all of its assets in investment-grade debt securities. The fund normally invests over 50% of its assets in inflation-adjusted debt securities that are designed to protect the future purchasing power of the money invested in them.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2012 was 0.47%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2012 totaled $569,987,282, of which $354,201,991 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 totaled $710,034,569, of which $446,815,194 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	1,618,843	$19,371,142	4,661,705	$53,920,141
Issued in reinvestment of distributions	500,252	5,861,450	613,260	6,880,771
Redeemed	(9,570,973)	(114,988,372)	(1,648,002)	(18,777,732)
	(7,451,878)	(89,755,780)	3,626,963	42,023,180
Class II/Shares Authorized	250,000,000		250,000,000
Sold	13,808,753	164,385,088	19,385,683	221,209,198
Issued in reinvestment of distributions	5,232,227	61,484,376	5,747,175	64,149,347
Redeemed	(16,557,883)	(197,714,755)	(24,254,659)	(277,563,013)
	2,483,097	28,154,709	878,199	7,795,532
Net increase (decrease)	(4,968,781)	$(61,601,071)	4,505,162	$49,818,712

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$724,824,119	—
Sovereign Governments and Agencies	—	226,351,439	—
Corporate Bonds	—	167,864,757	—
U.S. Government Agency Mortgage-Backed Securities	—	141,185,940	—
Commercial Mortgage-Backed Securities	—	35,861,286	—
U.S. Government Agency Securities	—	31,837,631	—
Collateralized Mortgage Obligations	—	18,334,520	—
Municipal Securities	—	886,323	—
Temporary Cash Investments	—	46,230,501	—
Total Value of Investment Securities	—	$1,393,376,516	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,304,331)	—
Swap Agreements	—	(9,806,156)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$(11,110,487)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund regularly held interest rate risk derivative instruments though none were held at period end.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$3,271,500	Unrealized loss on forward foreign currency exchange contracts	$4,575,831
Other Contracts	Swap agreements	582,078	Swap agreements	10,388,234
		$3,853,578		$14,964,065

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$6,867,606	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(10,806,803)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(642,191)	Change in net unrealized appreciation (depreciation) on futures contracts	(192,818)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(794,334)	Change in net unrealized appreciation (depreciation) on swap agreements	7,956,622
		$5,431,081		$(3,042,999)

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$38,130,352	$55,001,776
Long-term capital gains	$29,215,474	$16,028,342

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,246,960,538
Gross tax appreciation of investments	$146,920,219
Gross tax depreciation of investments	(504,241)
Net tax appreciation (depreciation) of investments	$146,415,978
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(9,782,278)
Other book-to-tax adjustments	(5,262,489)
Net tax appreciation (depreciation)	$131,371,211
Undistributed ordinary income	$11,693,633
Accumulated long-term gains	$41,893,885

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$11.78	0.32	0.55	0.87	(0.32)	(0.28)	—	(0.60)	$12.05	7.55%	0.48%	2.45%	40%	$75,279
2011	$11.11	0.40	0.90	1.30	(0.49)	(0.14)	—	(0.63)	$11.78	12.09%	0.48%	3.61%	63%	$161,320
2010	$10.74	0.30	0.27	0.57	(0.20)	—	—	(0.20)	$11.11	5.39%	0.49%	2.70%	44%	$111,872
2009	$9.91	0.26	0.77	1.03	(0.20)	—	—	(0.20)	$10.74	10.43%	0.49%	2.61%	43%	$101,956
2008	$10.55	0.49	(0.60)	(0.11)	(0.50)	—	(0.03)	(0.53)	$9.91	(1.26)%	0.49%	4.62%	49%	$90,845
Class II
2012	$11.75	0.26	0.59	0.85	(0.29)	(0.28)	—	(0.57)	$12.03	7.39%	0.73%	2.20%	40%	$1,313,564
2011	$11.09	0.38	0.88	1.26	(0.46)	(0.14)	—	(0.60)	$11.75	11.74%	0.73%	3.36%	63%	$1,254,452
2010	$10.73	0.27	0.27	0.54	(0.18)	—	—	(0.18)	$11.09	5.12%	0.74%	2.45%	44%	$1,173,585
2009	$9.91	0.25	0.75	1.00	(0.18)	—	—	(0.18)	$10.73	10.22%	0.74%	2.36%	43%	$1,058,286
2008	$10.55	0.45	(0.59)	(0.14)	(0.47)	—	(0.03)	(0.50)	$9.91	(1.59)%	0.74%	4.37%	49%	$756,501

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Variable Portfolios II, Inc.
and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. (the “Fund”)) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 12, 2013

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.  No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $29,215,474, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2012.

The fund hereby designates $4,182,273 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios II, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77339   1302

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $31,726
FY 2012:                    $38,898

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $213,998
FY 2012:                    $138,806

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 14, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 14, 2013